UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K



                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                  March 8, 2001
                                  -------------
                Date of Report (date of earliest event reported)

                          LOG POINT TECHNOLOGIES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Colorado
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       000-30210                                       84-1360787
 ----------------------                      --------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


  465  Fairchild Drive, Suite 111, Mountain View, CA                 94043
----------------------------------------------------                --------
(Address of Principal Executive offices)                           (Zip Code)

                                 (650) 967-3974
                                 --------------
                (Issuer's Telephone Number, including area code)


                                      N/A
                         -------------------------------
             (Furnish Name or Address, if Changed Since Last Report)


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                                    FORM 8-K
                                    --------

ITEM  4:  CHANGES  IN  REGISTRATIONS  CERTIFYING  ACCOUNTANT.

Upon the recommendation of the board of directors, on August 15, 2000, the Registrant (f/k/a Sandtech Developments, Inc.) appointed Robert C. Olivieri, Jr., Certified Public Accountants, A Professional Corporation, as Registrant's independent accountants to replace Alessandri & Alessandri, P.A., who gave Log Point Technologies, Inc. a resignation in a letter dated: December 21, 2000. Alessandri & Alessandri, P.A.'s report on the financial statements for the period from July 1, 1998 to June 30, 1999 included a qualified opinion and a concern that "the Company is in the development stage; has not realized revenues and profitable operations, and is dependent upon loans and equity financing to conduct its operations, which situation raises substantial doubt about its ability to continue as a going concern." A letter has not been received from Alessandri & Alessandri, P.A. stating their agreement/disagreement with the disclosures included in Item 4, of Form 8-K. If said letter is received from Alessandri & Alessandri, P.A., Registrant will file an amendment to this Form 8-K.

ITEM  7:  FINANCIAL  STATMENTS  AND  EXHIBITS

     (c)     Exhibits

     16.1 Letter dated December 21, 2000, from Alessandri & Alessandri, P.A. to Registrant regarding resignationof certifying accountant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            LOG POINT TECHNOLOGIES, INC.


Date:  March 8, 2001                               By: /s/  Samuel P. Shanks
                                                       -------------------------
                                                       Samuel  P.  Shanks
                                         Log Point Tehcnologies, Inc., President


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